UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of Earliest Event Reported)

February 27, 2015

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

110 N. Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)  (Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On February 27, 2015, two subsidiaries of General Growth Properties, Inc. (the “Company”), GGPLPLLC 2010 Loan Pledgor Holding, LLC (the “Managing Member”) and GGPLP Prime, LLC, entered into a joint venture with AS Property Pearl REIT LLC (the “AustraliaSuper Member”), a subsidiary of AustraliaSuper, which is Australia’s largest industry superfund, to own and operate Ala Moana Center located in Honolulu, Hawaii. Effective with the execution of the Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Ala Moana Holding, LLC (“Ala Moana Holding”), the Company owns a 75% equity interest and the joint venture partner owns a 25% equity interest in Ala Moana Holding. The transaction generated approximately $907 million of net proceeds, of which the Company received approximately $670 million of net proceeds at closing on February 27, 2015. The remaining net proceeds of approximately $237 million will be paid in late 2016 upon completion of the redevelopment and expansion. The Company may sell an additional 12.5% equity interest in Ala Moana Holding on the same economic terms.

The LLC Agreement provides for the ownership and operation of Ala Moana Center.  Under the LLC Agreement, the management of Ala Moana Holding is vested in the Managing Member, subject to certain major decisions set forth in the LLC Agreement that require the unanimous consent of the members.  The LLC Agreement also governs transfers of the equity interests in Ala Moana Holding, including providing for a right of first offer upon transfers of equity interests by a member.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement, filed as Exhibit 10.1 to this 8-K and incorporated by reference herein.

Item 7.01              Regulation FD Disclosure

On March 2, 2015, the Company issued a press release announcing the formation of a partnership with AustralianSuper to own and operate Ala Moana Center located in Honolulu, Hawaii.  A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

This information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Exhibits

Exhibit No.	Description

10.1	Amended and Restated Limited Liability Agreement of Ala Moana Holding, LLC dated February 27, 2015
99.1	Press Release dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

	By:	/s/ Stacie L. Herron
Stacie L. Herron, Vice President and Secretary

Date: March 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Limited Liability Agreement of Ala Moana Holding, LLC dated February 27, 2015
99.1	Press Release dated March 2, 2015